UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-03466

Fidelity Hanover Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2020

Item 1.

Reports to Stockholders

Fidelity® Emerging Markets Debt Central Fund

Fidelity® Emerging Markets Debt Local Currency Central Fund

Annual Report

December 31, 2020

Contents

Note to Shareholders
Fidelity® Emerging Markets Debt Central Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Emerging Markets Debt Local Currency Central Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

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A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Emerging Markets Debt Central Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Emerging Markets Debt Central Fund	4.42%	7.33%	6.34%

 A From March 17, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Debt Central Fund on March 17, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index performed over the same period.

Period Ending Values
$18,262	Fidelity® Emerging Markets Debt Central Fund
$17,733	Bloomberg Barclays Emerging Markets Aggregate USD Bond Index

Fidelity® Emerging Markets Debt Central Fund

Management's Discussion of Fund Performance

Market Recap:  Emerging-markets debt gained 5.88% in 2020, as measured by the J.P. Morgan Emerging Markets Bond Index Global, capping a highly volatile and unpredictable year that will be remembered for the impact of the coronavirus pandemic. In March, the index returned -12.55%, as the outbreak and spread of the coronavirus hampered global economic growth. However, the asset class began to recover in late March, amid a historically rapid and expansive global monetary/fiscal-policy response, along with progress on potential COVID-19 treatments and signs of an early recovery in economic activity. Later in the year, investors reacted favorably to U.S. election results and vaccine developments, including the December approval of two COVID-19 vaccines in the U.S. Among country components of the J.P Morgan index, markets sensitive to oil prices, including Nigeria (+14%) and Ghana (+12%), fared well amid improved pricing and demand for energy late in the year. Mexico – the index's largest country component in 2020, at 10%, on average – gained about 7%. Bonds of Pemex, the country's state-owned oil company, rose on optimism that the government would maintain its support for Pemex by ensuring adequate liquidity and debt service. Conversely, Lebanon (-75%) was the weakest country components within the index. Following its default in March, the nation remained in a deep political and economic crisis, and anti-government protests continued through year-end, as it defaulted in March.

Comments from Co-Portfolio Managers Timothy Gill and Nader Nazmi:  For the year, the fund gained 4.42%, lagging the 6.52% advance of the benchmark, the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index Linked. Both security selection and market selection detracted from the fund’s performance versus the benchmark in 2020. Choices in Mexico and Ukraine were detrimental, as was an overweighting in Argentina, which underperformed this year, although that negative was offset somewhat by security selection in this market. An overweighting and security section in Lebanon also dragged on our relative result. The fund’s cash position of about 11%, on average, hurt amid the rising market backdrop. Conversely, a non-benchmark position in U.S. Treasuries was the biggest relative contributor. The fund held U.S. Treasury bonds as a duration-management tool, a liquidity store, a proxy for higher-quality emerging-markets sovereign debt and a partial hedge against the impact of market volatility. We sold the fund’s stake in Treasuries by year-end. An underweighting and, to a lesser degree, security selection in Ecuador helped relative performance, as this market significantly lagged the benchmark in 2020.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Notes to shareholders:  On April 15, 2019, the fund changed its benchmark from the J.P. Morgan Emerging Markets Bond Index Global to the Bloomberg Barclays Emerging Markets Aggregate USD Bond Index. On September 18, 2020, Nader Nazmi assumed co-management responsibilities for the fund, succeeding Jonathan Kelly.

Fidelity® Emerging Markets Debt Central Fund

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2020

(excluding cash equivalents)	% of fund's net assets
Mexico	9.1
Turkey	6.0
Argentina	5.3
Netherlands	4.5
Cayman Islands	4.2

Percentages are adjusted for the effect of futures contracts, if applicable.

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
Petroleos Mexicanos	5.4
Turkish Republic	5.0
Ukraine Government	3.5
Ministry of Finance of the Russian Federation	3.5
Indonesian Republic	3.0
20.4

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Corporate Bonds	41.1%
Government Obligations	44.4%
Preferred Securities	3.2%
Short-Term Investments and Net Other Assets (Liabilities)	11.3%

Fidelity® Emerging Markets Debt Central Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Nonconvertible Bonds - 41.1%
		Principal Amount(a)	Value
Argentina - 2.2%
Aeropuertos Argentina 2000 SA:
6.875% 2/1/27 (b)		$39,063	$27,344
9.375% 2/1/27 pay-in-kind (b)(c)		10,915,757	9,411,429
Banco Macro SA 6.75% 11/4/26 (b)(c)		7,885,000	6,761,388
Pampa Holding SA 7.5% 1/24/27 (b)		2,185,000	1,918,020
Telecom Argentina SA 8.5% 8/6/25 (b)		1,726,000	1,612,192
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		6,630,000	6,058,163
YPF SA:
8.5% 3/23/25 (b)		8,527,000	6,916,764
8.75% 4/4/24 (b)		30,115,000	26,538,844

TOTAL ARGENTINA			59,244,144

Austria - 0.1%
JBS Investments II GmbH 7% 1/15/26 (b)		2,360,000	2,548,092
Azerbaijan - 0.4%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)		6,870,000	8,278,350
State Oil Co. of Azerbaijan Republic 6.95% 3/18/30 (Reg. S)		1,305,000	1,668,916

TOTAL AZERBAIJAN			9,947,266

Bahrain - 0.7%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)		5,750,000	6,555,000
7.625% 11/7/24 (b)		9,925,000	11,100,492
8.375% 11/7/28 (b)		2,065,000	2,431,538

TOTAL BAHRAIN			20,087,030

Bailiwick of Jersey - 0.3%
Galaxy Pipeline Assets BidCo Ltd. 2.625% 3/31/36 (b)		6,685,000	6,918,975
Bermuda - 0.8%
Digicel Group Ltd. 6.75% 3/1/23 (b)		3,120,000	2,355,600
GeoPark Ltd. 6.5% 9/21/24 (b)		5,885,000	6,096,492
Qtel International Finance Ltd.:
3.25% 2/21/23 (b)		5,230,000	5,465,350
5% 10/19/25 (b)		2,795,000	3,262,289
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)		4,950,000	5,240,813

TOTAL BERMUDA			22,420,544

British Virgin Islands - 1.9%
1MDB Global Investments Ltd. 4.4% 3/9/23		43,000,000	43,525,404
Central American Bottling Corp. 5.75% 1/31/27 (b)		3,817,000	4,043,634
Gold Fields Orogen Holding BVI Ltd. 5.125% 5/15/24 (b)		1,850,000	2,032,109
Sinopec Group Overseas Development Ltd. 2.7% 5/13/30 (b)		2,555,000	2,650,014

TOTAL BRITISH VIRGIN ISLANDS			52,251,161

Canada - 1.0%
First Quantum Minerals Ltd.:
7.25% 4/1/23 (b)		22,505,000	23,074,827
7.5% 4/1/25 (b)		2,900,000	3,008,750
MEGlobal Canada, Inc. 5% 5/18/25 (b)		1,225,000	1,375,063

TOTAL CANADA			27,458,640

Cayman Islands - 2.5%
Baidu.com, Inc.:
1.72% 4/9/26		2,870,000	2,906,053
2.375% 10/9/30		2,715,000	2,775,239
DP World Crescent Ltd.:
3.7495% 1/30/30 (b)		8,805,000	9,575,438
3.875% 7/18/29 (Reg. S)		2,815,000	3,089,463
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)		2,755,000	2,858,313
JD.com, Inc. 3.375% 1/14/30		5,100,000	5,533,886
MCE Finance Ltd. 4.875% 6/6/25 (b)		3,805,000	3,921,130
Meituan:
2.125% 10/28/25 (b)		4,515,000	4,588,005
3.05% 10/28/30 (b)		3,860,000	4,021,638
NagaCorp Ltd.:
7.95% 7/6/24 (Reg. S)		3,410,000	3,551,728
9.375% 5/21/21 (b)		7,195,000	7,309,670
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)(d)		11,075,000	449,922
7.125% 6/26/42 (b)(d)		14,263,000	632,921
Sable International Finance Ltd. 5.75% 9/7/27 (b)		3,585,000	3,813,544
Sparc Em Spc 0% 12/5/22 (b)		359,589	350,153
Tencent Holdings Ltd.:
2.39% 6/3/30 (b)		3,405,000	3,486,933
3.975% 4/11/29 (b)		2,040,000	2,322,413
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)		3,535,000	3,888,500
Wynn Macau Ltd. 5.5% 1/15/26 (b)		4,165,000	4,331,600

TOTAL CAYMAN ISLANDS			69,406,549

Chile - 0.7%
Corporacion Nacional del Cobre de Chile (Codelco):
3% 9/30/29 (b)		1,225,000	1,327,211
3.15% 1/14/30 (b)		3,200,000	3,489,000
3.7% 1/30/50 (b)		7,485,000	8,224,144
VTR Comunicaciones SpA 5.125% 1/15/28 (b)		4,700,000	5,002,563

TOTAL CHILE			18,042,918

Colombia - 0.4%
Colombia Telecomunicaciones SA 4.95% 7/17/30 (b)		2,420,000	2,685,444
Ecopetrol SA:
5.875% 5/28/45		2,150,000	2,592,094
6.875% 4/29/30		2,155,000	2,764,326
Oleoducto Central SA 4% 7/14/27 (b)		3,860,000	4,185,688

TOTAL COLOMBIA			12,227,552

Curacao - 0.2%
Teva Pharmaceutical Finance Co. BV:
2.95% 12/18/22		3,125,000	3,117,188
3.65% 11/10/21		1,030,000	1,042,875

TOTAL CURACAO			4,160,063

Dominican Republic - 0.0%
Banco de Reservas de La Republica Dominicana 7% 2/1/23 (b)		1,075,000	1,119,680
Georgia - 0.6%
Georgia Bank Joint Stock Co. 6% 7/26/23 (b)		10,330,000	10,781,938
Georgian Oil & Gas Corp. 6.75% 4/26/21 (b)		4,663,000	4,687,772
JSC Georgian Railway 7.75% 7/11/22 (b)		1,290,000	1,356,919
Silknet JSC 11% 4/2/24 (Reg. S)		650,000	705,250

TOTAL GEORGIA			17,531,879

Hong Kong - 0.2%
Lenovo Group Ltd. 3.421% 11/2/30 (b)		5,555,000	5,853,397
Indonesia - 0.4%
Delta Merlin Dunia Tekstil PT 8.625% 3/12/24 (b)(d)		1,970,000	92,959
Indonesia Asahan Aluminium Tbk PT 5.45% 5/15/30 (b)		1,955,000	2,352,109
PT Adaro Indonesia 4.25% 10/31/24 (b)		6,930,000	7,133,569

TOTAL INDONESIA			9,578,637

Ireland - 0.4%
Borets Finance DAC 6% 9/17/26 (b)		2,440,000	2,537,600
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		2,550,000	2,751,119
Celtic Resources Holdings DAC 4.125% 10/9/24 (b)		2,330,000	2,452,325
Sibur Securities DAC 2.95% 7/8/25 (b)		2,610,000	2,681,775

TOTAL IRELAND			10,422,819

Isle of Man - 0.2%
Sasol Financing International PLC 4.5% 11/14/22		5,890,000	6,007,800
Israel - 0.6%
Delek Overriding Royalty 7.494% 12/30/23 (Reg. S) (b)		6,735,000	6,768,675
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S) (b)		4,240,000	4,515,600
6.125% 6/30/25 (Reg. S) (b)		4,320,000	4,741,200

TOTAL ISRAEL			16,025,475

Kazakhstan - 0.4%
JSC Halyk Bank of Kazakhstan 5.5% 12/21/22 (b)		7,959,968	3,610,301
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)		3,900,000	4,241,250
4.75% 4/24/25 (b)		1,205,000	1,373,323
5.75% 4/19/47 (b)		1,965,000	2,630,030

TOTAL KAZAKHSTAN			11,854,904

Luxembourg - 2.6%
Alrosa Finance SA 3.1% 6/25/27 (b)		2,610,000	2,675,250
B2W Digital Lux SARL 4.375% 12/20/30 (b)		5,020,000	5,195,700
CSN Resources SA 7.625% 2/13/23 (b)		17,480,000	18,113,650
FEL Energy VI SARL 5.75% 12/1/40 (b)		3,290,000	3,480,162
MHP SA 7.75% 5/10/24 (b)		3,960,000	4,333,725
Millicom International Cellular SA 4.5% 4/27/31 (b)		4,710,000	5,086,800
Rumo Luxembourg SARL 7.375% 2/9/24 (b)		19,098,000	19,891,761
TMK Capital SA 4.3% 2/12/27 (Reg. S)		4,020,000	3,983,569
Usiminas International SARL 5.875% 7/18/26 (b)		4,615,000	5,005,833
VM Holding SA 6.5% 1/18/28 (b)		3,375,000	3,982,500

TOTAL LUXEMBOURG			71,748,950

Malaysia - 0.1%
Petronas Capital Ltd. 3.5% 4/21/30 (b)		2,620,000	3,018,935
Marshall Islands - 0.1%
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 10.75% 7/1/25 (b)		2,455,000	2,642,194
Mauritius - 0.3%
HTA Group Ltd. 7% 12/18/25 (b)		2,765,000	2,972,375
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		3,630,000	4,149,544

TOTAL MAURITIUS			7,121,919

Mexico - 7.4%
Aerovias de Mexico SA de CV 7% 2/5/25 (b)(d)		1,615,000	638,430
America Movil S.A.B. de CV 6.45% 12/5/22	MXN	224,420,000	11,443,311
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		1,155,000	1,203,727
Braskem Idesa SAPI 7.45% 11/15/29 (b)		1,410,000	1,309,978
CEMEX S.A.B. de CV 7.75% 4/16/26 (b)		2,630,000	2,771,363
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		4,880,000	4,941,000
Metalsa SA de CV 4.9% 4/24/23 (b)		10,882,000	11,371,690
Petroleos Mexicanos:
3 month U.S. LIBOR + 3.650% 3.8706% 3/11/22 (c)(e)		4,950,000	5,009,400
3.5% 1/30/23		7,330,000	7,475,134
4.875% 1/24/22		9,840,000	10,118,472
4.875% 1/18/24		27,160,000	28,416,150
5.375% 3/13/22		4,290,000	4,420,041
6.5% 6/2/41		2,085,000	1,935,467
6.625% 6/15/35		21,915,000	21,586,275
6.75% 9/21/47		8,752,000	8,205,000
6.875% 10/16/25 (b)		7,260,000	7,939,899
6.95% 1/28/60		1,655,000	1,553,466
7.69% 1/23/50		44,374,000	44,740,086
8.625% 2/1/22		3,625,000	3,879,883
8.625% 12/1/23 (c)		930,000	1,007,016
Total Play Telecomunicaciones SA de CV 7.5% 11/12/25 (b)		6,700,000	6,660,219
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		26,690,000	14,954,674
Unifin Financiera SAPI de CV:
7% 1/15/25 (b)		1,190,000	1,135,706
7.25% 9/27/23 (b)		120,000	116,138
7.375% 2/12/26 (b)		1,970,000	1,881,966

TOTAL MEXICO			204,714,491

Mongolia - 0.1%
Development Bank of Mongolia 7.25% 10/23/23 (b)		1,405,000	1,513,888
Morocco - 0.1%
OCP SA 6.875% 4/25/44 (b)		1,260,000	1,645,481
Multi-National - 0.2%
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29 (b)		3,830,000	4,075,359
Netherlands - 4.5%
Bharti Airtel International BV 5.35% 5/20/24 (b)		3,745,000	4,133,544
Cimpor Financial Operations BV 5.75% 7/17/24 (b)		5,585,000	4,860,695
IHS Netherlands Holdco BV 7.125% 3/18/25 (b)		12,600,000	13,218,188
Kazakhstan Temir Zholy Finance BV 6.95% 7/10/42 (b)		1,375,000	2,042,305
MDC GMTN BV 2.875% 11/7/29 (b)		6,010,000	6,483,588
Metinvest BV 7.75% 4/23/23 (b)		9,546,000	10,166,490
Nostrum Oil & Gas Finance BV 8% 7/25/22 (b)(d)		30,870,000	7,717,500
Petrobras Global Finance BV:
5.75% 2/1/29		3,710,000	4,311,948
6.75% 6/3/50		6,745,000	8,353,261
6.875% 1/20/40		6,673,000	8,370,444
6.9% 3/19/49		2,395,000	3,038,656
7.375% 1/17/27		1,840,000	2,281,600
8.75% 5/23/26		8,405,000	10,892,355
Prosus NV:
2.031% 8/3/32 (Reg. S)	EUR	2,395,000	3,042,886
3.68% 1/21/30 (b)		2,390,000	2,594,644
4.027% 8/3/50 (b)		6,840,000	7,096,500
SABIC Capital II BV 4% 10/10/23 (b)		8,080,000	8,696,100
Teva Pharmaceutical Finance Netherlands III BV 2.8% 7/21/23		2,940,000	2,910,894
VimpelCom Holdings BV:
3.375% 11/25/27 (b)		4,720,000	4,861,600
7.25% 4/26/23 (b)		5,070,000	5,609,651
VTR Finance BV 6.375% 7/15/28 (b)		3,655,000	3,981,190

TOTAL NETHERLANDS			124,664,039

Panama - 0.2%
Cable Onda SA 4.5% 1/30/30 (b)		6,015,000	6,635,297
Paraguay - 0.2%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)		5,285,000	5,638,434
Peru - 0.3%
Camposol SA 6% 2/3/27 (b)		2,578,000	2,712,539
Telefonica del Peru SA 7.375% 4/10/27 (b)	PEN	19,410,000	5,603,163

TOTAL PERU			8,315,702

Saudi Arabia - 1.8%
Saudi Arabian Oil Co.:
1.625% 11/24/25 (b)		2,755,000	2,810,100
3.5% 4/16/29 (b)		24,200,000	26,824,188
4.25% 4/16/39 (b)		11,165,000	13,000,247
4.375% 4/16/49 (b)		5,940,000	7,178,119

TOTAL SAUDI ARABIA			49,812,654

Singapore - 0.6%
Indika Energy Capital IV Pte Ltd. 8.25% 10/22/25 (b)		3,995,000	4,319,594
Medco Oak Tree Pte Ltd. 7.375% 5/14/26 (b)		1,225,000	1,311,516
Medco Platinum Road Pte Ltd. 6.75% 1/30/25 (b)		4,080,000	4,276,104
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		5,650,000	5,661,752

TOTAL SINGAPORE			15,568,966

South Africa - 2.0%
Eskom Holdings SOC Ltd.:
5.75% 1/26/21 (b)		48,495,000	48,373,763
6.75% 8/6/23 (b)		7,660,000	7,777,294

TOTAL SOUTH AFRICA			56,151,057

Spain - 0.2%
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)		5,040,000	5,222,700
Thailand - 0.1%
PTT Treasury Center Co. Ltd. 3.7% 7/16/70 (b)		2,635,000	2,770,867
Turkey - 1.0%
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		8,260,000	8,422,619
T.C. Ziraat Bankasi A/S 5.125% 5/3/22 (b)		6,135,000	6,150,338
Turk Sise ve Cam Fabrikalari A/S 6.95% 3/14/26 (b)		6,575,000	7,320,769
Turkiye Vakiflar Bankasi TAO 5.75% 1/30/23 (b)		6,445,000	6,491,323

TOTAL TURKEY			28,385,049

United Arab Emirates - 0.4%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (b)		1,665,000	1,992,277
4.875% 4/23/30 (b)		1,075,000	1,338,711
ADES International Holding Ltd. 8.625% 4/24/24 (b)		6,560,000	6,543,600
DP World Ltd. 5.625% 9/25/48 (b)		1,795,000	2,286,381

TOTAL UNITED ARAB EMIRATES			12,160,969

United Kingdom - 2.3%
Antofagasta PLC 2.375% 10/14/30 (b)		8,065,000	8,135,569
Biz Finance PLC 9.625% 4/27/22 (b)		3,055,750	3,190,203
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		5,270,000	3,260,813
Fresnillo PLC 4.25% 10/2/50 (b)		3,940,000	4,314,300
Liquid Telecommunications Financing PLC 8.5% 7/13/22 (b)		3,970,000	4,044,438
NAK Naftogaz Ukraine:
7.375% 7/19/22 (Reg. S)		5,630,000	5,795,381
7.625% 11/8/26 (b)		2,455,000	2,534,788
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)		1,916,250	2,004,278
Tullow Oil PLC 6.25% 4/15/22 (b)		30,060,000	23,972,850
Vedanta Resources PLC 6.375% 7/30/22 (b)		7,681,000	6,795,285

TOTAL UNITED KINGDOM			64,047,905

United States of America - 2.5%
Azul Investments LLP 5.875% 10/26/24 (b)		8,815,000	8,222,742
Citgo Holding, Inc. 9.25% 8/1/24 (b)		5,685,000	5,230,200
Citgo Petroleum Corp. 6.25% 8/15/22 (b)		21,215,000	20,790,700
Kosmos Energy Ltd. 7.125% 4/4/26 (b)		18,315,000	17,221,823
Sasol Financing U.S.A. LLC 5.875% 3/27/24		1,515,000	1,611,581
Stillwater Mining Co. 6.125% 6/27/22 (b)		15,795,000	16,002,309

TOTAL UNITED STATES OF AMERICA			69,079,355

Uzbekistan - 0.1%
National Bank of Uzbekistan 4.85% 10/21/25 (Reg. S)		2,025,000	2,095,875
Venezuela - 0.0%
Petroleos de Venezuela SA:
5.375% 4/12/27 (d)		5,000,000	160,000
5.5% 4/12/37 (d)		330,000	10,560
6% 5/16/24 (b)(d)		9,685,000	309,920
6% 11/15/26 (b)(d)		12,130,000	394,225
9.75% 5/17/35 (b)(d)		1,315,000	39,450
12.75% 2/17/22 (b)(d)		1,310,000	41,920

TOTAL VENEZUELA			956,075

TOTAL NONCONVERTIBLE BONDS
(Cost $1,147,216,418)			1,131,093,686

Government Obligations - 44.4%
Angola - 0.4%
Angola Republic:
8.25% 5/9/28 (b)		3,125,000	2,999,023
9.375% 5/8/48 (b)		965,000	911,020
9.5% 11/12/25 (b)		6,790,000	7,063,722

TOTAL ANGOLA			10,973,765

Argentina - 3.1%
Argentine Republic:
0.125% 7/9/30 (f)		91,512,307	37,199,753
0.125% 7/9/35 (f)		30,737,842	11,250,050
0.125% 1/9/38 (f)		9,996,530	4,089,206
1% 7/9/29		8,355,564	3,634,670
Province of Santa Fe 7% 3/23/23 (b)		14,230,000	10,672,500
Provincia de Cordoba:
7.125% 6/10/21 (b)		17,590,000	11,543,438
7.45% 9/1/24 (b)		9,710,000	5,835,103

TOTAL ARGENTINA			84,224,720

Barbados - 0.4%
Barbados Government:
6.5% 2/1/21 (b)		223,478	222,361
6.5% 10/1/29 (b)		9,940,000	10,045,613

TOTAL BARBADOS			10,267,974

Benin - 0.1%
Republic of Benin 5.75% 3/26/26 (b)	EUR	2,965,000	3,820,281
Bermuda - 0.6%
Bermuda Government:
2.375% 8/20/30 (b)		520,000	545,480
3.375% 8/20/50 (b)		1,825,000	1,965,867
3.717% 1/25/27 (b)		7,540,000	8,435,375
4.75% 2/15/29 (b)		4,160,000	5,075,200

TOTAL BERMUDA			16,021,922

Brazil - 2.2%
Brazilian Federative Republic:
2.875% 6/6/25		13,455,000	14,020,110
3.875% 6/12/30		6,540,000	6,899,700
4.75% 1/14/50		4,890,000	5,217,019
7.125% 1/20/37		4,065,000	5,514,427
8.25% 1/20/34		14,160,000	20,598,375
10% 1/1/27	BRL	31,880,000	7,244,824

TOTAL BRAZIL			59,494,455

Cameroon - 0.6%
Cameroon Republic 9.5% 11/19/25 (b)		15,425,000	17,068,727
Chile - 0.1%
Chilean Republic 3.86% 6/21/47		2,265,000	2,761,177
China - 0.2%
Peoples Republic of China 1.2% 10/21/30 (b)		4,895,000	4,882,298
Colombia - 0.6%
Colombian Republic:
3% 1/30/30		3,070,000	3,225,419
4.125% 5/15/51		2,555,000	2,838,605
5% 6/15/45		7,730,000	9,447,509

TOTAL COLOMBIA			15,511,533

Costa Rica - 0.1%
Costa Rican Republic:
5.625% 4/30/43 (b)		1,910,000	1,594,253
7% 4/4/44 (b)		585,000	535,092

TOTAL COSTA RICA			2,129,345

Dominican Republic - 1.7%
Dominican Republic:
5.875% 1/30/60 (b)		3,120,000	3,420,300
5.95% 1/25/27 (b)		6,410,000	7,477,666
6% 7/19/28 (b)		4,120,000	4,898,938
6.4% 6/5/49 (b)		5,070,000	5,952,497
6.5% 2/15/48 (b)		755,000	889,720
6.5% 2/15/48 (Reg. S)		1,530,000	1,803,009
6.85% 1/27/45 (b)		3,435,000	4,178,892
6.875% 1/29/26 (b)		7,420,000	8,936,463
7.45% 4/30/44 (b)		7,520,000	9,696,100

TOTAL DOMINICAN REPUBLIC			47,253,585

Ecuador - 0.4%
Ecuador Republic:
0.5% 7/31/30 (b)(f)		10,160,000	6,527,800
0.5% 7/31/35 (b)(f)		6,645,000	3,604,913

TOTAL ECUADOR			10,132,713

Egypt - 2.6%
Arab Republic of Egypt:
yield at date of purchase 12.451% to 13.619% 1/26/21 to 7/6/21	EGP	188,800,000	11,538,335
7.5% 1/31/27 (b)		32,960,000	38,017,300
7.6003% 3/1/29 (b)		5,785,000	6,643,711
7.903% 2/21/48 (b)		4,875,000	5,298,516
8.5% 1/31/47 (b)		7,395,000	8,384,081
8.7002% 3/1/49 (b)		1,150,000	1,329,328

TOTAL EGYPT			71,211,271

El Salvador - 0.4%
El Salvador Republic:
5.875% 1/30/25 (b)		915,000	861,816
7.1246% 1/20/50 (b)		2,600,000	2,315,625
7.625% 2/1/41 (b)		935,000	868,673
7.75% 1/24/23 (b)		7,730,000	7,628,544
9.5% 7/15/52 (b)		280,000	282,450

TOTAL EL SALVADOR			11,957,108

Gabon - 0.2%
Gabonese Republic 6.375% 12/12/24 (b)		6,030,000	6,271,200
Georgia - 0.1%
Georgia Republic 6.875% 4/12/21 (b)		2,500,000	2,528,906
Ghana - 0.3%
Ghana Republic:
8.125% 1/18/26 (b)		2,515,000	2,815,228
10.75% 10/14/30 (b)		4,110,000	5,488,134

TOTAL GHANA			8,303,362

Guatemala - 0.3%
Guatemalan Republic:
4.9% 6/1/30 (b)		475,000	552,336
5.375% 4/24/32 (b)		3,930,000	4,779,863
6.125% 6/1/50 (b)		2,620,000	3,455,125

TOTAL GUATEMALA			8,787,324

Honduras - 0.1%
Republic of Honduras 5.625% 6/24/30 (b)		2,105,000	2,390,491
Indonesia - 3.0%
Indonesian Republic:
3.85% 10/15/30		3,790,000	4,399,953
4.1% 4/24/28		7,530,000	8,744,213
4.35% 1/11/48		4,095,000	4,880,728
5.125% 1/15/45 (b)		9,585,000	12,334,697
5.25% 1/17/42 (b)		3,965,000	5,124,763
5.95% 1/8/46 (b)		4,505,000	6,482,977
6.625% 2/17/37 (b)		821,000	1,166,333
6.75% 1/15/44 (b)		3,710,000	5,690,213
7% 9/15/30	IDR	90,182,000,000	6,867,953
7.75% 1/17/38 (b)		8,865,000	13,901,428
8.5% 10/12/35 (b)		7,965,000	13,027,753

TOTAL INDONESIA			82,621,011

Iraq - 0.3%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		7,891,875	7,329,579
Israel - 0.3%
Israeli State 3.375% 1/15/50		6,775,000	7,489,898
Ivory Coast - 0.5%
Ivory Coast:
4.875% 1/30/32 (b)	EUR	4,175,000	5,234,274
5.875% 10/17/31 (b)	EUR	5,330,000	7,193,056
6.125% 6/15/33 (b)		1,845,000	2,078,508

TOTAL IVORY COAST			14,505,838

Jamaica - 0.2%
Jamaican Government:
6.75% 4/28/28		2,175,000	2,646,023
7.875% 7/28/45		1,995,000	2,852,227

TOTAL JAMAICA			5,498,250

Jordan - 0.3%
Jordanian Kingdom:
4.95% 7/7/25 (b)		6,605,000	7,001,300
7.375% 10/10/47 (b)		1,240,000	1,445,763

TOTAL JORDAN			8,447,063

Kenya - 0.3%
Republic of Kenya:
6.875% 6/24/24 (b)		6,200,000	6,787,063
7% 5/22/27 (b)		2,490,000	2,737,444

TOTAL KENYA			9,524,507

Korea (South) - 0.2%
Korean Republic 1% 9/16/30		6,770,000	6,664,857
Lebanon - 0.1%
Lebanese Republic:
5.8% 12/31/49 (d)		7,337,000	917,125
6.375% 12/31/49 (d)		9,133,000	1,141,625

TOTAL LEBANON			2,058,750

Mexico - 1.7%
United Mexican States:
3.25% 4/16/30		7,105,000	7,700,044
3.75% 1/11/28		6,690,000	7,536,703
3.9% 4/27/25		2,875,000	3,234,203
4.5% 4/22/29		3,880,000	4,549,300
5.75% 10/12/2110		10,995,000	14,595,863
6.05% 1/11/40		7,695,000	10,313,705

TOTAL MEXICO			47,929,818

Mongolia - 0.2%
Mongolia Government 5.125% 4/7/26 (b)		4,285,000	4,595,663
Montenegro - 0.1%
Republic of Montenegro 2.875% 12/16/27 (b)	EUR	3,140,000	3,754,466
Morocco - 0.4%
Moroccan Kingdom:
2.375% 12/15/27 (b)		5,980,000	6,002,425
3% 12/15/32 (b)		1,340,000	1,356,750
4% 12/15/50 (b)		1,425,000	1,465,969
5.5% 12/11/42 (b)		850,000	1,059,047

TOTAL MOROCCO			9,884,191

Nigeria - 1.1%
Republic of Nigeria:
6.375% 7/12/23 (b)		4,390,000	4,742,572
6.5% 11/28/27 (b)		2,610,000	2,811,459
7.143% 2/23/30 (b)		2,400,000	2,583,750
7.625% 11/21/25 (b)		18,215,000	20,907,405

TOTAL NIGERIA			31,045,186

Oman - 0.7%
Sultanate of Oman:
3.875% 3/8/22 (b)		6,325,000	6,350,695
4.125% 1/17/23 (b)		3,485,000	3,514,405
6.75% 1/17/48 (b)		8,600,000	8,495,188

TOTAL OMAN			18,360,288

Pakistan - 0.3%
Islamic Republic of Pakistan:
6.875% 12/5/27 (b)		2,635,000	2,735,459
8.25% 4/15/24 (b)		1,300,000	1,411,313
The Third Pakistan International Sukuk Co. Ltd. 5.5% 10/13/21 (b)		4,200,000	4,245,938

TOTAL PAKISTAN			8,392,710

Panama - 0.2%
Panamanian Republic:
2.252% 9/29/32		3,620,000	3,724,980
3.87% 7/23/60		2,685,000	3,161,588

TOTAL PANAMA			6,886,568

Paraguay - 0.4%
Republic of Paraguay:
4.95% 4/28/31 (b)		5,505,000	6,647,288
5.4% 3/30/50 (b)		3,135,000	3,956,958

TOTAL PARAGUAY			10,604,246

Peru - 0.2%
Peruvian Republic:
1.862% 12/1/32		2,690,000	2,715,555
2.78% 12/1/60		2,885,000	2,903,753

TOTAL PERU			5,619,308

Qatar - 2.3%
State of Qatar:
3.75% 4/16/30 (b)		20,055,000	23,545,823
4% 3/14/29 (b)		8,120,000	9,632,350
4.4% 4/16/50 (b)		5,985,000	7,780,500
4.817% 3/14/49 (b)		9,275,000	12,631,391
5.103% 4/23/48 (b)		3,555,000	4,994,775
9.75% 6/15/30 (b)		3,415,000	5,800,164

TOTAL QATAR			64,385,003

Romania - 0.4%
Romanian Republic:
3% 2/14/31 (b)		5,759,000	6,163,930
4.375% 8/22/23 (b)		2,395,000	2,614,292
4.625% 4/3/49	EUR	2,185,000	3,603,562

TOTAL ROMANIA			12,381,784

Russia - 3.5%
Ministry of Finance of the Russian Federation:
4.25% 6/23/27(Reg. S)		6,400,000	7,312,000
4.375% 3/21/29(Reg. S)		15,400,000	17,971,800
5.1% 3/28/35 (b)		14,600,000	18,427,938
5.1% 3/28/35(Reg. S)		9,200,000	11,612,125
5.25% 6/23/47 (b)		12,200,000	16,836,000
5.25% 6/23/47(Reg. S)		3,600,000	4,968,000
5.625% 4/4/42 (b)		2,825,000	3,927,633
7.6% 7/20/22	RUB	516,350,000	7,308,591
8.5% 9/17/31	RUB	425,965,000	6,898,160

TOTAL RUSSIA			95,262,247

Rwanda - 0.4%
Rwanda Republic 6.625% 5/2/23 (b)		10,500,000	11,097,188
Saudi Arabia - 0.9%
Kingdom of Saudi Arabia:
2.9% 10/22/25 (b)		6,140,000	6,615,850
3.625% 3/4/28 (b)		3,515,000	3,945,588
3.75% 1/21/55 (b)		2,915,000	3,183,727
4.5% 4/22/60 (b)		4,810,000	6,036,550
4.625% 10/4/47 (b)		3,295,000	4,068,295

TOTAL SAUDI ARABIA			23,850,010

Serbia - 0.1%
Republic of Serbia 2.125% 12/1/30 (b)		3,825,000	3,772,406
Sri Lanka - 0.1%
Democratic Socialist Republic of Sri Lanka:
7.55% 3/28/30 (b)		1,745,000	990,288
7.85% 3/14/29 (b)		4,750,000	2,703,047

TOTAL SRI LANKA			3,693,335

Turkey - 5.0%
Turkish Republic:
3.25% 3/23/23		26,005,000	25,939,988
4.25% 3/13/25		10,675,000	10,691,680
4.25% 4/14/26		2,455,000	2,429,683
4.875% 10/9/26		4,595,000	4,643,822
4.875% 4/16/43		7,940,000	6,947,500
5.125% 3/25/22		21,935,000	22,414,828
5.125% 2/17/28		5,960,000	6,034,500
5.25% 3/13/30		8,850,000	8,880,422
5.75% 5/11/47		16,230,000	15,418,500
5.95% 1/15/31		5,215,000	5,436,638
6% 1/14/41		2,710,000	2,671,891
6.25% 9/26/22		13,720,000	14,358,838
6.35% 8/10/24		3,290,000	3,525,441
6.375% 10/14/25		6,725,000	7,260,898

TOTAL TURKEY			136,654,629

Ukraine - 3.5%
Ukraine Government:
7.253% 3/15/33 (b)		6,695,000	7,297,550
7.375% 9/25/32 (b)		3,310,000	3,636,863
7.75% 9/1/21 (b)		56,487,000	58,576,984
7.75% 9/1/22 (b)		6,807,000	7,290,297
7.75% 9/1/23 (b)		3,285,000	3,613,500
7.75% 9/1/24 (b)		10,555,000	11,706,155
7.75% 9/1/26 (b)		2,195,000	2,477,606
7.75% 9/1/27 (b)		1,360,000	1,543,600

TOTAL UKRAINE			96,142,555

United Arab Emirates - 1.6%
Emirate of Abu Dhabi:
1.7% 3/2/31 (b)		6,640,000	6,623,400
2.5% 4/16/25 (b)		5,860,000	6,262,875
3.125% 4/16/30 (b)		8,570,000	9,678,744
3.125% 9/30/49 (b)		10,540,000	11,258,038
3.875% 4/16/50 (b)		7,190,000	8,733,603
Emirate of Dubai 3.9% 9/9/50 (Reg. S)		850,000	831,406

TOTAL UNITED ARAB EMIRATES			43,388,066

Uruguay - 0.4%
Banco Central del Uruguay:
value recovery A rights 1/2/21 (g)(h)		1,000,000	10
value recovery B rights 1/2/21 (g)(h)		1,500,000	15
Uruguay Republic 5.1% 6/18/50		7,730,000	10,817,169

TOTAL URUGUAY			10,817,194

Uzbekistan - 0.2%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		3,090,000	3,252,225
4.75% 2/20/24 (b)		2,495,000	2,715,808

TOTAL UZBEKISTAN			5,968,033

Venezuela - 0.2%
Venezuelan Republic:
9.25% 9/15/27 (d)		32,390,000	2,915,100
11.95% 8/5/31 (Reg. S) (d)		14,080,000	1,267,200
12.75% 8/23/22 (d)		2,705,000	243,450

TOTAL VENEZUELA			4,425,750

Vietnam - 0.8%
Vietnamese Socialist Republic 5.5% 3/12/28		23,421,933	23,378,017
TOTAL GOVERNMENT OBLIGATIONS
(Cost $1,184,088,234)			1,222,420,571

Preferred Securities - 3.2%
Cayman Islands - 1.7%
Banco Do Brasil SA 6.25% (b)(c)(i)		6,305,000	6,541,156
Banco Mercantil del Norte SA:
6.875% (b)(c)(i)		3,365,000	3,594,252
7.625% (b)(c)(i)		2,830,000	3,248,915
Cosan Overseas Ltd. 8.25% (i)		21,391,000	22,152,260
DP World Salaam 6% (Reg. S) (c)(i)		2,190,000	2,441,166
Itau Unibanco Holding SA 6.125% (b)(c)(i)		7,925,000	8,134,746
Odebrecht Finance Ltd. 7.5% (b)(d)(i)		22,325,000	990,672

TOTAL CAYMAN ISLANDS			47,103,167

Georgia - 0.1%
Georgia Bank Joint Stock Co. 11.125% (Reg. S) (c)(i)		1,300,000	1,353,589
Ireland - 0.8%
Alfa Bond Issuance PLC:
6.95% (Reg. S) (c)(i)		1,300,000	1,362,186
8% (Reg. S) (c)(i)		8,887,000	9,314,808
Tinkoff Credit Systems 9.25% (Reg. S) (c)(i)		9,739,000	10,387,185

TOTAL IRELAND			21,064,179

Mauritius - 0.1%
Network i2i Ltd. 5.65% (b)(c)(i)		2,953,000	3,185,311
United Arab Emirates - 0.3%
Emirates NBD Bank PJSC 6.125% (Reg. S) (c)(i)		3,555,000	3,848,030
NBK Tier 1 Financing 2 Ltd. 4.5% (b)(c)(i)		5,155,000	5,272,474

TOTAL UNITED ARAB EMIRATES			9,120,504

United Kingdom - 0.2%
Gazprom PJSC Via Gaz Finance PLC 4.5985% (b)(c)(i)		5,160,000	5,403,151
TOTAL PREFERRED SECURITIES
(Cost $97,895,107)			87,229,901
		Shares	Value

Money Market Funds - 10.0%
Fidelity Cash Central Fund 0.11% (j)
(Cost $276,040,364)		275,985,659	276,040,856
TOTAL INVESTMENT IN SECURITIES - 98.7%
(Cost $2,705,240,123)			2,716,785,014
NET OTHER ASSETS (LIABILITIES) - 1.3%			34,973,623
NET ASSETS - 100%			$2,751,758,637

Currency Abbreviations

BRL – Brazilian real

EGP – Egyptian pound

EUR – European Monetary Unit

IDR – Indonesian rupiah

MXN – Mexican peso

PEN – Peruvian new sol

RUB – Russian ruble

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,582,645,465 or 57.5% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (g) Quantity represents share amount.

 (h) Level 3 security

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,367,486
Total	$1,367,486

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $376,249,200. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $3,498,504,978 and $3,598,713,213, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$1,131,093,686	$--	$1,131,093,686	$--
Government Obligations	1,222,420,571	--	1,222,420,546	25
Preferred Securities	87,229,901	--	87,229,901	--
Money Market Funds	276,040,856	276,040,856	--	--
Total Investments in Securities:	$2,716,785,014	$276,040,856	$2,440,744,133	$25

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	10.7%
BBB	11.6%
BB	23.2%
B	22.8%
CCC,CC,C	12.0%
D	0.1%
Not Rated	8.3%
Short-Term Investments and Net Other Assets	11.3%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Debt Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,429,199,759)	$2,440,744,158
Fidelity Central Funds (cost $276,040,364)	276,040,856
Total Investment in Securities (cost $2,705,240,123)		$2,716,785,014
Cash		405,545
Foreign currency held at value (cost $470)		470
Receivable for fund shares sold		544,752
Interest receivable		38,426,915
Distributions receivable from Fidelity Central Funds		25,250
Total assets		2,756,187,946
Liabilities
Payable for investments purchased	$4,167,813
Payable for fund shares redeemed	240,990
Other payables and accrued expenses	20,506
Total liabilities		4,429,309
Net Assets		$2,751,758,637
Net Assets consist of:
Paid in capital		$2,805,885,024
Total accumulated earnings (loss)		(54,126,387)
Net Assets		$2,751,758,637
Net Asset Value, offering price and redemption price per share ($2,751,758,637 ÷ 293,616,199 shares)		$9.37

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2020
Investment Income
Dividends		$5,254,417
Interest		142,713,607
Income from Fidelity Central Funds		1,367,486
Income before foreign taxes withheld		149,335,510
Less foreign taxes withheld		(12,607)
Total income		149,322,903
Expenses
Custodian fees and expenses	$48,321
Independent trustees' fees and expenses	15,553
Legal	369
Total expenses before reductions	64,243
Expense reductions	(9,941)
Total expenses after reductions		54,302
Net investment income (loss)		149,268,601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(89,325,747)
Fidelity Central Funds	(109)
Foreign currency transactions	(192,084)
Total net realized gain (loss)		(89,517,940)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	55,705,978
Assets and liabilities in foreign currencies	(4,483)
Total change in net unrealized appreciation (depreciation)		55,701,495
Net gain (loss)		(33,816,445)
Net increase (decrease) in net assets resulting from operations		$115,452,156

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2020	Year ended December 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$149,268,601	$128,631,573
Net realized gain (loss)	(89,517,940)	18,623,816
Change in net unrealized appreciation (depreciation)	55,701,495	(11,366,369)
Net increase (decrease) in net assets resulting from operations	115,452,156	135,889,020
Distributions to shareholders	(134,978,468)	(135,285,645)
Share transactions
Proceeds from sales of shares	41,665,538	2,746,218,804
Reinvestment of distributions	134,978,468	135,271,409
Cost of shares redeemed	(341,612,738)	(74,335,058)
Net increase (decrease) in net assets resulting from share transactions	(164,968,732)	2,807,155,155
Total increase (decrease) in net assets	(184,495,044)	2,807,758,530
Net Assets
Beginning of period	2,936,253,681	128,495,151
End of period	$2,751,758,637	$2,936,253,681
Other Information
Shares
Sold	4,543,269	290,519,318
Issued in reinvestment of distributions	15,156,172	14,388,766
Redeemed	(37,154,681)	(7,945,966)
Net increase (decrease)	(17,455,240)	296,962,118

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Debt Central Fund

Years ended December 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$9.44	$9.11	$10.11	$9.81	$9.04
Income from Investment Operations
Net investment income (loss)A	.501	.582	.564	.686	.754
Net realized and unrealized gain (loss)	(.119)	.353	(1.013)	.370	.707
Total from investment operations	.382	.935	(.449)	1.056	1.461
Distributions from net investment income	(.452)	(.548)	(.551)	(.730)	(.691)
Distributions from net realized gain	–	(.057)	–	(.026)	–
Total distributions	(.452)	(.605)	(.551)	(.756)	(.691)
Net asset value, end of period	$9.37	$9.44	$9.11	$10.11	$9.81
Total ReturnB	4.42%	10.48%	(4.52)%	10.99%	16.50%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	.01%	.01%	.01%
Expenses net of fee waivers, if any	- %E	- %E	.01%	.01%	.01%
Expenses net of all reductions	- %E	- %E	- %E	.01%	.01%
Net investment income (loss)	5.59%	6.23%	5.91%	6.76%	7.80%
Supplemental Data
Net assets, end of period (000 omitted)	$2,751,759	$2,936,254	$128,495	$133,138	$116,523
Portfolio turnover rateF	89%	72%G	40%	57%	48%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Debt Local Currency Central Fund

Investment Summary (Unaudited)

Top Five Countries as of December 31, 2020

(excluding cash equivalents)	% of fund's net assets
Mexico	10.1
Brazil	8.7
Indonesia	8.3
Russia	7.9
South Africa	7.0

Top Five Holdings as of December 31, 2020

(by issuer, excluding cash equivalents)	% of fund's net assets
United Mexican States	10.1
Indonesian Republic	8.3
Ministry of Finance of the Russian Federation	7.9
South African Republic	7.0
Brazilian Federative Republic	6.7
40.0

Asset Allocation (% of fund's net assets)

As of December 31, 2020
Government Obligations	85.5%
Supranational Obligations	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	13.6%

Fidelity® Emerging Markets Debt Local Currency Central Fund

Schedule of Investments December 31, 2020

Showing Percentage of Net Assets

Foreign Government and Government Agency Obligations - 85.5%
		Principal Amount(a)	Value
Brazil - 8.7%
Brazil Letras Do Tesouro Nacio, yield at date of purchase 5.1772% 7/1/23	BRL	$19,000,000	$3,243,994
Brazilian Federative Republic:
10% 1/1/23	BRL	20,000,000	4,252,041
10% 1/1/25	BRL	20,000,000	4,451,305
10% 1/1/27	BRL	5,250,000	1,193,078
10% 1/1/29	BRL	5,000,000	1,159,952

TOTAL BRAZIL			14,300,370

Chile - 2.7%
Bonos de La Tesoreria de La Republica de Chile:
4.5% 3/1/26	CLP	1,725,000,000	2,780,216
5% 3/1/35	CLP	950,000,000	1,607,457

TOTAL CHILE			4,387,673

Colombia - 4.8%
Colombian Republic 7.5% 8/26/26	COP	10,150,000,000	3,424,730
Titulos de Tesoreria B:
5.75% 11/3/27	COP	8,000,000,000	2,474,625
7% 6/30/32	COP	6,250,000,000	2,012,791

TOTAL COLOMBIA			7,912,146

Czech Republic - 1.9%
Czech Republic:
0.95% 5/15/30 (Reg. S)	CZK	45,000,000	2,033,428
1.2% 3/13/31	CZK	25,000,000	1,152,974

TOTAL CZECH REPUBLIC			3,186,402

Dominican Republic - 0.6%
Dominican Republic:
8.9% 2/15/23(Reg. S)	DOP	35,000,000	616,068
9.75% 6/5/26 (Reg. S)	DOP	20,000,000	367,382

TOTAL DOMINICAN REPUBLIC			983,450

Hungary - 3.8%
Hungarian Republic:
, yield at date of purchase 0.6501% to 0.7505% 10/27/21	HUF	450,000,000	1,541,740
3.25% 10/22/31	HUF	295,000,000	1,099,540
5.5% 6/24/25	HUF	370,000,000	1,483,148
6.75% 10/22/28	HUF	455,000,000	2,090,557

TOTAL HUNGARY			6,214,985

Indonesia - 8.3%
Indonesian Republic:
8.125% 5/15/24	IDR	17,000,000,000	1,321,886
8.25% 5/15/29	IDR	31,000,000,000	2,518,612
8.25% 5/15/36	IDR	44,000,000,000	3,617,082
8.375% 9/15/26	IDR	40,000,000,000	3,238,434
8.375% 3/15/34	IDR	36,000,000,000	2,972,242

TOTAL INDONESIA			13,668,256

Korea (South) - 1.4%
Korean Republic 2.25% 9/10/23	KRW	2,500,000,000	2,371,759
Malaysia - 4.8%
Malaysian Government:
3.828% 7/5/34	MYR	3,750,000	993,144
3.885% 8/15/29	MYR	7,000,000	1,906,075
3.899% 11/16/27	MYR	7,000,000	1,899,549
4.059% 9/30/24	MYR	10,500,000	2,793,855
4.762% 4/7/37	MYR	1,000,000	290,087

TOTAL MALAYSIA			7,882,710

Mexico - 10.1%
United Mexican States:
5.75% 3/5/26	MXN	65,000,000	3,417,485
7.75% 11/23/34	MXN	25,000,000	1,477,738
7.75% 11/13/42	MXN	40,000,000	2,312,872
8% 12/7/23	MXN	125,000,000	6,894,018
8.5% 5/31/29	MXN	40,000,000	2,447,926

TOTAL MEXICO			16,550,039

Peru - 2.8%
Peruvian Republic:
5.4% 8/12/34(Reg. S)	PEN	5,000,000	1,522,634
6.35% 8/12/28	PEN	4,250,000	1,489,169
6.95% 8/12/31	PEN	4,250,000	1,523,114

TOTAL PERU			4,534,917

Philippines - 0.2%
Philippine Republic 6.25% 1/14/36	PHP	10,000,000	266,461
Poland - 4.7%
Polish Government:
2.25% 10/25/24	PLN	6,750,000	1,939,100
2.5% 7/25/26	PLN	10,200,000	3,012,136
2.75% 10/25/29	PLN	9,250,000	2,816,500

TOTAL POLAND			7,767,736

Romania - 4.8%
Romanian Republic:
3.4% 3/8/22	RON	9,500,000	2,411,294
3.65% 9/24/31	RON	1,000,000	258,939
4.75% 2/24/25	RON	13,500,000	3,646,132
5% 2/12/29	RON	5,500,000	1,582,420

TOTAL ROMANIA			7,898,785

Russia - 7.9%
Ministry of Finance of the Russian Federation:
6.5% 2/28/24	RUB	205,000,000	2,887,334
7.05% 1/19/28	RUB	340,000,000	4,955,136
7.6% 7/20/22	RUB	130,000,000	1,840,064
7.7% 3/16/39	RUB	90,000,000	1,386,119
8.5% 9/17/31	RUB	117,000,000	1,894,721

TOTAL RUSSIA			12,963,374

Singapore - 3.0%
Republic of Singapore:
2.375% 6/1/25	SGD	4,750,000	3,903,984
2.875% 7/1/29	SGD	1,250,000	1,106,019

TOTAL SINGAPORE			5,010,003

South Africa - 7.0%
South African Republic:
6.5% 2/28/41	ZAR	50,750,000	2,264,616
8% 1/31/30	ZAR	42,000,000	2,725,232
8.75% 2/28/48	ZAR	33,000,000	1,839,511
8.875% 2/28/35	ZAR	45,000,000	2,697,394
10.5% 12/21/26	ZAR	24,500,000	1,976,189

TOTAL SOUTH AFRICA			11,502,942

Thailand - 4.8%
Kingdom of Thailand:
1.6% 6/17/35	THB	59,000,000	1,982,273
3.3% 6/17/38	THB	69,000,000	2,845,299
4.875% 6/22/29	THB	71,500,000	3,099,958

TOTAL THAILAND			7,927,530

Turkey - 2.6%
Turkish Republic:
8% 3/12/25	TRY	13,500,000	1,531,078
9.2% 9/22/21	TRY	12,250,000	1,578,014
11% 2/24/27	TRY	7,800,000	977,492
12.4% 3/8/28	TRY	1,500,000	199,987

TOTAL TURKEY			4,286,571

Uruguay - 0.6%
Uruguay Republic 9.875% 6/20/22	UYU	40,000,000	979,400
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $129,873,868)			140,595,509

Supranational Obligations - 0.9%
International Finance Corp. 5.85% 11/25/22 (Cost $1,451,966)	INR	105,000,000	1,463,991
		Shares	Value

Money Market Funds - 12.6%
Fidelity Cash Central Fund 0.11% (b)
(Cost $20,796,854)		20,792,696	20,796,854
TOTAL INVESTMENT IN SECURITIES - 99.0%
(Cost $152,122,688)			162,856,354
NET OTHER ASSETS (LIABILITIES) - 1.0%			1,646,965
NET ASSETS - 100%			$164,503,319

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CLP	56,154,000	USD	77,708	Citibank NA	3/4/21	$1,324
CNY	5,054,000	USD	773,256	BNP Paribas	3/4/21	(1,976)
CNY	78,493,000	USD	11,986,775	BNP Paribas	3/4/21	(8,137)
COP	1,241,000,000	USD	362,230	Citibank NA	3/4/21	715
CZK	59,410,000	USD	2,792,258	Bank Of America NA	3/4/21	(25,250)
EGP	38,646,000	USD	2,429,038	Citibank NA	3/4/21	27,795
IDR	10,052,700,000	USD	720,830	BNP Paribas	3/4/21	(9,119)
IDR	7,286,000,000	USD	513,460	Citibank NA	3/4/21	2,374
INR	13,645,000	USD	184,274	Citibank NA	3/4/21	1,359
MXN	8,272,000	USD	414,669	State Street Bank And Tr Co	3/4/21	(1,693)
MYR	3,325,000	USD	823,938	Goldman Sachs Bank USA	3/4/21	968
PHP	19,339,000	USD	401,008	BNP Paribas	3/4/21	1,155
PLN	16,969,000	USD	4,688,881	Bank Of America NA	3/4/21	(145,252)
PLN	844,000	USD	227,309	Citibank NA	3/4/21	(1,319)
RUB	21,568,000	USD	293,482	Citibank NA	3/4/21	(3,547)
SGD	458,000	USD	345,497	Goldman Sachs Bank USA	3/4/21	1,068
THB	108,575,000	USD	3,651,421	JPMorgan Chase Bank	3/4/21	(22,510)
TRY	3,054,000	USD	388,991	Goldman Sachs Bank USA	3/4/21	13,060
USD	687,327	BRL	3,482,000	Citibank NA	3/4/21	17,704
USD	409,069	BRL	2,102,000	State Street Bank And Tr Co	3/4/21	4,833
USD	703,083	HUF	203,761,000	BNP Paribas	3/4/21	16,724
USD	672,032	KRW	801,600,000	BNP Paribas	3/4/21	(64,729)
USD	247,282	MXN	4,948,000	Goldman Sachs Bank USA	3/4/21	255
USD	825,340	PLN	3,032,000	Citibank NA	3/4/21	13,490
USD	158,538	RON	632,000	Goldman Sachs Bank USA	3/4/21	(105)
USD	270,620	RUB	20,283,000	State Street Bank And Tr Co	3/4/21	(2,040)
USD	419,197	SGD	554,000	BNP Paribas	3/4/21	(10)
USD	135,894	TRY	1,077,000	Bank Of America NA	3/4/21	(5,889)
USD	228,752	ZAR	3,385,000	Citibank NA	3/4/21	102
ZAR	2,457,000	USD	165,885	Goldman Sachs Bank USA	3/4/21	81
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(188,569)
					Unrealized Appreciation	103,007
					Unrealized Depreciation	(291,576)

For the period, the average contract value for forward foreign currency contracts was $45,357,082. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations

BRL – Brazilian real

CLP – Chilean peso

CNY – Chinese yuan

COP – Colombian peso

CZK – Czech koruna

DOP – Dominican Republic peso

HUF – Hungarian forint

IDR – Indonesian rupiah

INR – Indian rupee

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

PEN – Peruvian new sol

PHP – Philippine peso

PLN – Polish zloty

RON – Romanian leu (new)

RUB – Russian ruble

SGD – Singapore dollar

THB – Thai baht

TRY – Turkish Lira

UYU – Uruguay peso

ZAR – South African rand

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,485
Total	$4,485

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

The value, beginning of period, for the Fidelity Cash Central Fund was $0. Net realized gain (loss) and change in net unrealized appreciation (depreciation) on Fidelity Cash Central Fund is presented in the Statement of Operations, if applicable. Purchases and sales of the Fidelity Cash Central Fund were $176,027,469 and $155,230,615, respectively, during the period.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Foreign Government and Government Agency Obligations	$140,595,509	$--	$140,595,509	$--
Supranational Obligations	1,463,991	--	1,463,991	--
Money Market Funds	20,796,854	20,796,854	--	--
Total Investments in Securities:	$162,856,354	$20,796,854	$142,059,500	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$103,007	$--	$103,007	$--
Total Assets	$103,007	$--	$103,007	$--
Liabilities
Forward Foreign Currency Contracts	$(291,576)	$--	$(291,576)	$--
Total Liabilities	$(291,576)	$--	$(291,576)	$--
Total Derivative Instruments:	$(188,569)	$--	$(188,569)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$103,007	$(291,576)
Total Foreign Exchange Risk	103,007	(291,576)
Total Value of Derivatives	$103,007	$(291,576)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	10.0%
BBB	23.1%
BB	14.3%
Not Rated	39.0%
Short-Term Investments and Net Other Assets	13.6%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Emerging Markets Debt Local Currency Central Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $131,325,834)	$142,059,500
Fidelity Central Funds (cost $20,796,854)	20,796,854
Total Investment in Securities (cost $152,122,688)		$162,856,354
Segregated cash with brokers for derivative instruments		100,000
Cash		502,065
Unrealized appreciation on forward foreign currency contracts		103,007
Interest receivable		2,549,910
Distributions receivable from Fidelity Central Funds		1,619
Total assets		166,112,955
Liabilities
Payable for investments purchased	$1,235,321
Unrealized depreciation on forward foreign currency contracts	291,576
Other payables and accrued expenses	82,739
Total liabilities		1,609,636
Net Assets		$164,503,319
Net Assets consist of:
Paid in capital		$152,163,402
Total accumulated earnings (loss)		12,339,917
Net Assets		$164,503,319
Net Asset Value, offering price and redemption price per share ($164,503,319 ÷ 1,520,167 shares)		$108.21

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period September 23, 2020 (commencement of operations) to December 31, 2020
Investment Income
Interest		$1,680,479
Income from Fidelity Central Funds		4,485
Income before foreign taxes withheld		1,684,964
Less foreign taxes withheld		(122,166)
Total income		1,562,798
Expenses
Custodian fees and expenses	$17,857
Independent trustees' fees and expenses	158
Total expenses		18,015
Net investment income (loss)		1,544,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	979,005
Forward foreign currency contracts	1,352,239
Foreign currency transactions	27,257
Total net realized gain (loss)		2,358,501
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $64,892)	10,668,774
Forward foreign currency contracts	(188,569)
Assets and liabilities in foreign currencies	102,930
Total change in net unrealized appreciation (depreciation)		10,583,135
Net gain (loss)		12,941,636
Net increase (decrease) in net assets resulting from operations		$14,486,419

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period September 23, 2020 (commencement of operations) to December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,544,783
Net realized gain (loss)	2,358,501
Change in net unrealized appreciation (depreciation)	10,583,135
Net increase (decrease) in net assets resulting from operations	14,486,419
Distributions to shareholders	(2,146,501)
Share transactions
Proceeds from sales of shares	150,016,900
Reinvestment of distributions	2,146,501
Net increase (decrease) in net assets resulting from share transactions	152,163,401
Total increase (decrease) in net assets	164,503,319
Net Assets
Beginning of period	–
End of period	$164,503,319
Other Information
Shares
Sold	1,500,157
Issued in reinvestment of distributions	20,010
Net increase (decrease)	1,520,167

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Emerging Markets Debt Local Currency Central Fund

Year ended December 31,	2020 A
Selected Per–Share Data
Net asset value, beginning of period	$100.00
Income from Investment Operations
Net investment income (loss)B	1.042
Net realized and unrealized gain (loss)	8.599
Total from investment operations	9.641
Distributions from net investment income	(1.431)
Total distributions	(1.431)
Net asset value, end of period	$108.21
Total ReturnC	9.65%
Ratios to Average Net AssetsD,E
Expenses before reductions	.04%F
Expenses net of fee waivers, if any	.04%F
Expenses net of all reductions	.04%F
Net investment income (loss)	3.66%F
Supplemental Data
Net assets, end of period (000 omitted)	$164,503
Portfolio turnover rateG	30%

 A For the period September 23, 2020 (commencement of operations) to December 31, 2020.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2020

1. Organization.

Fidelity Emerging Markets Debt Central Fund and Fidelity Emerging Markets Debt Local Currency Central Fund (the Funds) are non-diversified funds of Fidelity Hanover Street Trust (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Investments in emerging markets, if applicable, can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2020 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2020, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fidelity Emerging Markets Debt Local Currency Central Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Emerging Markets Debt Central Fund	$2,688,864,464	$175,409,278	$(147,488,728)	$27,920,550
Fidelity Emerging Markets Debt Local Currency Central Fund	152,167,874	10,721,217	(31,120)	10,690,097

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Emerging Markets Debt Central Fund	$–	$(80,965,410)	$27,931,211
Fidelity Emerging Markets Debt Local Currency Central Fund	2,036,911	–	10,367,898

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	No expiration
	Short-term	Long-term	Total capital loss carryfoward
Fidelity Emerging Markets Debt Central Fund	$(25,570,885)	$(55,394,525)	$(80,965,410)

The tax character of distributions paid was as follows:

December 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Emerging Markets Debt Central Fund	$134,978,468	$–	$134,978,468
Fidelity Emerging Markets Debt Local Currency Central Fund(a)	2,146,501	–	2,146,501

 (a) For the period September 23, 2020 (commencement of operations) to December 31, 2020).

December 31, 2019
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Emerging Markets Debt Central Fund	$127,917,322	$7,368,323	$135,285,645

Restricted Securities (including Private Placements). The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fidelity Emerging Markets Debt Local Currency Central Fund (the Fund) used derivatives to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Debt Central Fund	1,607,598,026	1,538,038,739
Fidelity Emerging Markets Debt Local Currency Central Fund	169,999,218	40,762,389

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) provides each Fund with investment management services. The Funds do not pay any fees for these services. Pursuant to each Fund's management contract, the investment adviser receives a monthly management fee that represents a portion of the management fees it receives from the Investing Funds. In addition, under an expense contract the investment adviser pays all other expenses of each Fund, excluding custody fees, the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, Fidelity Advisor Strategic Income Fund (the Investing Fund) completed an exchange in-kind transaction with the Fidelity Emerging Markets Debt Central Fund. The Investing Fund delivered investments, including accrued interest, valued at $2,529,798,896 (which included $23,123,655 of unrealized depreciation), in exchange for 268,001,366 shares of the Fund. The value of investments delivered from the Investing Fund is included in proceeds from sales of shares in the accompanying Statement of Changes in Net Assets. This transaction was treated as a tax free exchange with carry forward basis for book and tax.

7. Expense Reductions.

In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Emerging Markets Debt Central Fund	$9,941

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

9. Credit Risk.

The Funds' relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Hanover Street Trust and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (the funds constituting Fidelity Hanover Street Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statement of Operation	Statement of changes in net assets	Financial highlights
Fidelity Emerging Markets Debt Central Fund	For the year ended December 31, 2020	For the years ended December 31, 2020 and 2019	For each of the five years in the period ended December 31, 2020
Fidelity Emerging Markets Debt Local Currency Central Fund	For the period September 23, 2020 (commencement of operations) to December 31, 2020	For the period September 23, 2020 (commencement of operations) to December 31, 2020	For the period September 23, 2020 (commencement of operations) to December 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 305 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2007

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Lautenbach also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a Trustee of certain Fidelity® funds (2000-2020) and a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1,2020 to December 31, 2020) for Fidelity Emerging Markets Debt Central Fund and for the period (September 23,2020 to December 31, 2020) for Fidelity Emerging Markets Debt Local Currency Central Fund. The hypothetical expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2020	Expenses Paid During Period
Fidelity Emerging Markets Debt Central Fund	.0022%
Actual		$1,000.00	$1,081.40	$.01-B
Hypothetical-C		$1,000.00	$1,025.13	$.01-D
Fidelity Emerging Markets Debt Local Currency Central Fund	.0427%
Actual		$1,000.00	$1,096.50	$.12-E
Hypothetical-C		$1,000.00	$1,024.92	$.22-D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

 D Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 E Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 100/366 (to reflect the period September 23, 2020 to December 31, 2020).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Emerging Markets Debt Central Fund	02/16/21	02/12/21	$0.000	$0.000
Fidelity Emerging Markets Debt Local Currency Central Fund	02/16/21	02/12/21	$1.236	$0.105

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Emerging Markets Debt Central Fund	1.47%

The funds will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Debt Local Currency Central Fund

At its June 2020 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy, and the purpose of central funds generally. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board noted that the fund is designed to offer a liquid investment option for other Fidelity funds and accounts and ultimately to enhance the performance of those funds and accounts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that while the fund will not pay a management fee, FMR receives a management fee that is determined based on the fees FMR receives for providing services to funds that invest in the fund. The Board also noted that FMR bears all expenses of the fund, with certain limited exceptions (i.e., custody fees, interest, taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, and extraordinary expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board concluded that the management fee to be received for providing services to the fund and the fund's projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds, as well as the profitability of the funds that invest in the fund.

Economies of Scale.  The Board concluded that because the fund will pay no advisory fees and FMR will bear all expenses of the fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that the fund is a centralized vehicle for the management of securities on a pooled basis. The Board also noted that those Fidelity funds investing in the fund will benefit from investing in one centralized fund as the fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.

EMC-ANN-0221
1.926205.109

Item 2.

Code of Ethics

As of the end of the period, December 31, 2020, Fidelity Hanover Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Emerging Markets Debt Central Fund and Fidelity Emerging Markets Debt Local Currency Central Fund (the “Funds”):

Services Billed by PwC

December 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Debt Central Fund	$52,500	$4,600	$9,000	$1,900

Fidelity Emerging Markets Debt Local Currency Central Fund	$34,600	$300	$9,000	$400

December 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Emerging Markets Debt Central Fund	$58,000	$4,700	$3,300	$2,000

Fidelity Emerging Markets Debt Local Currency Central Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Emerging Markets Debt Local Currency Central Fund commenced operations on September 23, 2020.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2020A,B	December 31, 2019A,B
Audit-Related Fees	$9,377,400	$7,705,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Emerging Markets Debt Local Currency Central Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2020A,B	December 31, 2019A,B
PwC	$14,507,500	$12,365,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Emerging Markets Debt Local Currency Central Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Hanover Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2021